Public Service Enterprise Group

Lehman Brothers

CEO Energy / Power Conference

New York City

September 6, 2007

Forward-Looking Statement

The statements contained in this communication about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995.  Although we believe that our expectations are based on information currently available and on reasonable
assumptions, we can give no assurance they will be achieved.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. A discussion of some of these risks and uncertainties is contained in our
Annual Report on Form 10-K and subsequent reports on Form 10-Q and
Form 8-K filed with the Securities and Exchange Commission (SEC),
and available on our website: http://www.pseg.com.    These documents
address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this communication. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets and costs stemming from the terminated merger agreement with Exelon Corporation. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.  These slides are only intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG Strategic Overview

Ralph Izzo

President and Chief Operating Officer
Chairman of the Board and Chief Executive Officer

Tom O’Flynn

Executive Vice President and Chief Financial Officer
President — PSEG Energy Holdings

PSEG

- PSE&G
- PSEG Power LLC
- PSEG Energy Holdings
  - PSEG Global
  - PSEG Resources

PSEG Overview

Electric Customers:        2.1M

Gas Customers:                   1.7M

Nuclear Capacity:     3,500 MW

Total Capacity:        13,600 MW

Traditional T&D

Leveraged
Leases

2007E Operating Earnings(4):  $1,245M - $1,370M

2007 EPS Guidance(4):                      $4.90 - $5.30

Assets (as of 06/30/07):                           $28.5B

Market Capitalization (as of 8/21/07):     $22.1B

Domestic/Int’l
Energy

Regional
Wholesale Energy

Operating Earnings = Earnings Available and Excludes:

                (1) Merger Costs of $1M

                (2) Loss from Discontinued Operations of $239M

                (3) Loss on Sale of RGE of $178M and Income from Discontinued Operations of $226M

                     Includes Operating Earnings from Global of $167M, Resources of $63M and Energy Holdings of  $(3)M

(4) Includes the parent impact of $(55)M –$(45)M

2006 Operating Earnings:   $262M(1)                                 $515M(2)                                                                $227M(3)

2007 Guidance:  $340M - $360M                            $840M - $920M                                         $120M - $135M

PSEG over the past year …

… has positioned itself to be ready for the future.

Smooth transition in operations

Management in place

PSEG Power to resume operation of nuclear capacity by year-end

Partnering with NJ to meet environmental objectives in cost
effective manner

Redeploying capital at PSEG Energy Holdings

Balance sheet strengthened

The current business environment …

Convergence of market forces and policy creates
the need to address:

Critical infrastructure needs

Environmental challenges

Capacity requirements in constrained markets

… creates opportunities for PSEG’s long-term growth.

PSEG Power – Solidly positioned …

Nuclear and fossil fleet operating at historically high
levels with opportunity for incremental improvement

Near-term growth fueled by strong markets and roll-off
of below market contracts

Long-term growth influenced by:

Tightening reserve margins

Expansion capability at existing sites

Carbon advantaged portfolio

Debate on energy policy will influence investment

Environmental compliance driving current investment

New nuclear capacity represents a partial solution to carbon reduction goals

… to provide strong growth for PSEG.

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Hedging program provides near-term protection from
market volatility …

… while remaining open to long-term market forces.

2007

$63-65/MWh

2008

$65-67/MWh

2009

$72-75/MWh

Power’s Generation Output

Other output

Contracted coal & nuclear output

Open coal & nuclear output

Contracted Prices

Estimated impact of $10/MWh
PJM West RTC price change*

$0.01 - $0.10

$0.45 - $0.80

*Assuming normal market dynamics

Includes roll off of 4 year,
500MW RTC contract ($100M+)
and other recontracting

PSE&G – A consistent, strong performer …

Regulatory agreements provide opportunity to earn
reasonable returns over 2007-2009

Investment in transmission fuels long-term growth

Energy Master Plan (EMP) initiatives provide a secondary
source of growth

Continued top quartile/top decile performance

National ReliabilityOne Award winner – two years running

American Customer Satisfaction Index (ACSI) Customer
Satisfaction Survey

… providing financial stability and multiple platforms for growth.

Regulated electric transmission, electric and gas distribution system

Characteristics

FERC regulation for electric transmission; NJ BPU regulation for electric and gas distribution

Electric and Gas distribution rates frozen through November 2009

PSE&G’s base investment plan …

Gas

Distribution

31%

Electric

Transmission

22%

Electric

Distribution

47%

Gas

Distribution

34%

Electric

Transmission

12%

Electric

Distribution

54%

2006 Actual

Rate Base = $6.5 B

2011 Base Plan

Rate Base = $8.7 B

Equity Ratio ~ 48%

… coupled with fair regulatory treatment provides a solid base for future earnings growth.

PSE&G Rate Base

PSEG Energy Holdings - Reducing risk …

Diverse asset base with improved stability and
growing markets

Latin American distribution assets in stable economies

Gas-fired combined cycle generation in Texas

A source of capital

Asset sales have reduced risk and contributed to an improved balance sheet at PSEG

A source of growth

Texas generating assets benefit from location, low cost
structure and opportunity for expansion

Actively exploring strategic options for Latin American
investments

… with redeployment of capital.

$41

$175

$104

$129

$50

$13

$(40)

$(35)

$(22)

Improved risk profile by reducing capital invested in
non-strategic assets …

… while increasing returns and sharpening focus on G&A.

2004

2006

$2.6B

$2.0B

Chile &
Peru

US

Other

$900M

$400M

$1.3B

$150M

$500M

$1.4B

35%

15%

50%

7%

68%

25%

$317M**

63%

39%

2004

2006

2007

Projected

$195M**

$180M-$200M**

Composition of Global’s Pre-tax
Contribution by Region*

G&A

Chile &
Peru

US

Other

26%

53%

21%

4%

41%

55%

Global’s Invested Capital

$500M

$1.3 B

12/31/07
Projected

$1.6B

63%

30%

*Includes both consolidated and unconsolidated investments after project debt, before allocation of parent debt

**Excludes interest, taxes, G&A and other corporate items to arrive at Global’s Operating Earnings, includes Electroandes

06/30/07

$1.9B

$1B

$500M

67%

26%

$150M

7%

$100M

7%

-2%

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |
| | | | | | |

Strong operations and markets …

$    382

(32)

95

208

$   111

2006

$   627

(33)

61

406

$   193

2007

Operating Earnings

Per Share

$ Millions (except EPS)

(0.12)

(0.13)

Enterprise

$   1.52

$    2.47

PSEG

0.38

0.24

PSEG Energy Holdings

0.82

1.60

PSEG Power

$   0.44

$   0.76

PSE&G

2006

2007

$    382

(32)

95

208

$   111

2006

$   627

(33)

61

406

$   193

2007

Operating Earnings

Per Share

$ Millions (except EPS)

(0.12)

(0.13)

Enterprise

$   1.52

$    2.47

PSEG

0.38

0.24

PSEG Energy Holdings

0.82

1.60

PSEG Power

$   0.44

$   0.76

PSE&G

2006

2007

Six months ended June 30,

* See page 35 for Items excluded from Net Income to reconcile to Operating Earnings

… supported first-half EPS growth of 63%.

Strong earnings growth in 2007 and 2008 …

196

227

347

262

446

515

120-135

340-360

840-920

(71)

(66)

(55)-(45)

2005

2006

2007

2008

$5.60 - $6.10

$3.77*

$3.71**

$4.90 - $5.30

Holdings

PSE&G

Power

Parent

Operating Earnings by Subsidiary

37%

15%

≈ 0

* 2005, as reported: Excludes ($0.14) Merger Costs, ($0.07) Cumulative Effect of an Accounting Change and ($0.85) Discontinued Operations
** 2006, as reported: Excludes ($0.03) Merger Costs, ($0.70) Loss on Sale of RGE, and ($0.05) Discontinued Operations

… with reduced international risk.

$2.20

$2.24

$2.28

$2.34

$2.00

$2.10

$2.20

$2.30

$2.40

$2.50

$2.60

2004

2005

2006

2007

2008

35

40

45

50

55

60

65

70

Improved earnings causes our dividend payout ratio to
quickly decline below 50% ...

… providing us the flexibility to raise our dividend above
recent levels.

Payout
Ratio

?

*

*Indicated annual dividend rate

| | | | | | | |
|---|---|---|---|---|---|---|
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |

The capital program has been expanded …

($ Millions)

Capital Spending Update

$1,295

$375

$273

$197

$368

$82

TOTAL

2

1

-

(1)

3

(1)

Parent

1

-

-

-

-

1

PSEG Energy Holdings

217

(22)

(86)

64

190

71

PSEG Power*

$1,075

$396

$359

$134

$175

$11

PSE&G

Change from 2006 10-K

$7,047

$1,201

$1,414

$1,408

$1,681

$1,343

TOTAL

23

31

176

$971

2011

135

24

23

31

34

Parent

170

30

40

31

38

PSEG Energy Holdings

2,668

441

580

816

655

PSEG Power*

$4,074

$919

$765

$803

$616

PSE&G

TOTAL

2010

2009

2008

2007

… to support reliability, environmental commitments and growth.

* Figures for PSEG Power exclude Nuclear Fuel

Company

Facility

Expiration

Date

Total

Facility

Available

Liquidity

6/30/07

PSEG

5-year Credit Facility

Dec-11

1,000

$

949

$

PSE&G

5-year Credit Facility

Jun-11

600

330

Energy Holdings

5-year Credit Facility

Jun-10

150

135

Power

5-year Credit Facility

Dec-11

1,600

1,402

Bilateral Credit Facility

Mar-10

100

46

Bilateral Credit Facility

Mar-08

200

200

Total

3,650

$

3,062

$

Liquidity is available with favorable terms and
conditions …

… thereby supporting our credit profile.

($ Millions)

Our forecasted cash flows remain intact…

We remain comfortable with a forecast

improvement in cash

- Operating income in line with expectations

- Asset sales on schedule

- Planned rate mechanisms for transmission
investments would provide cash recovery during
construction

Excess cash between $1.5 billion and $2.0 billion

should be available through 2011

… with excess cash expected to be used to retire debt through first half of 2008, thereafter for incremental growth and/or share repurchase.

Right set of assets…

Large, diverse mix of low-cost, base-load, load-following generating assets

Reliable electric and gas distribution and transmission systems

Stable portfolio of investments in domestic generation, international distribution and leases

Right markets…

Generation assets operate in tightly constrained and growing markets

Nuclear and coal base-load capacity operate in markets where the price for power is set by gas

Transmission and distribution assets provide service in a modest growth market with reasonable regulation

At the right time…

Mid-Atlantic, New England and Texas recognizing the value of capacity in constrained areas

A move to control carbon benefits our nuclear-based fleet

Power has opportunity for brownfield development at existing sites

Values are improving for international assets

T&D set to benefit from capital investment for new infrastructure

PSEG – Excellent position for today …

… ready for tomorrow

Meeting commitments

Earnings on track to meet guidance

System reliability enhanced with expansion of transmission system

Turning challenges into opportunities

Addressing NJ’s Clean Energy goals

Solar initiative

PSE&G to use more energy efficient equipment and vehicles

NJ support for emissions portfolio standard

Building foundation for growth

Selling non-core assets

Meeting targets for debt reduction

Capital program expanded

Public Service Enterprise Group dedicated to …

… operational excellence, financial strength and disciplined investment.

| | | | | | |
|---|---|---|---|---|---|
| | | | | | |
| | | | | | |
| | | | | | |

Why invest in PSEG?

Growing and visible stream of earnings

Hedging and RPM

Regulated utility operations

Strong balance sheet

Cash available for growth

Competitive dividend yield

Opportunities to invest in markets we know

… And, we still sell at a discount!

16.8

16.4

2007E

P/E

Earnings Per
Share*

3.1%

14.9

$3.40

$3.03

Merrill Lynch
Index**

2.8%

14.3

$5.85

$5.10

PSEG

Yield %

2008E

2008E

2007E

*Mid-point of guidance range
Priced as of August 27, 2007
**Merrill Lynch Index of Less-Regulated Utilities

Public Service Enterprise Group

APPENDIX

New Officers

Izzo – PSEG -
Chairman,
President & CEO

Levis – PSEG Power -
President, CNO, COO

LaRossa – PSE&G
– President & COO

O’Flynn – PSEG - EVP/
CFO, PSEG Holdings -
President

Simpson – PSEG Svcs
- President & COO

Selover – PSEG
Svcs - EVP & Gen
Counsel

Paszynsky

Pego

Hallerdin

Quinn

McLaughlin

Svenson

Frank – VP
Supply Chain

Chouthai

Falck – SVP
Law

McAuliffe

Leyden

Bonnifield

Black

Linde

Smith

Hoskins – VP –
Fed Affairs &Policy

Thigpen – VP –
State Gov Affairs

Byrd – SVP Finance,
Business Development
& Strategy / M&A

Kahrer

Jennings

Seabrook

VP – M&A

Cregg

Moran

MacDonald

Plawner

Lally – VP –
Investor Relations

McGrath

DiRisio

Krueger

Metzger

Brooks

Joyce – SVP
Operations –
Salem/Hope Creek

Barnes – Site VP –
Hope Creek

Fricker – VP –
Operations Support

Braun – Site VP -
Salem

Quinn

Wohlfarth

DePillo

Lopriore – President
– PSEG Fossil

VP Fossil
Ops

Ameo

Pastor

Latka

Dickens

Cardenas

Forline

Lark

Sundheim

Garcez

Matos

New Officers

KEY:

Low-cost portfolio

Strong cash generator

Regional focus with demonstrated
BGS success

Assets favorably located

Many units east of PJM constraint

Southern NEPOOL/ Connecticut
constraint

Near customers/load centers

Integrated generation and portfolio
management optimizes asset-
based revenues

… which provides for risk mitigation and strong returns.

Power’s assets reflect a diverse blend of fuels and
technologies …

18%

47%

8%

26%

Fuel Diversity – 2007

Coal

Gas

Oil

Nuclear

Pumped

Storage

1%

Energy Produced - 2006

55%

27%

16%

Oil 1%

Pumped
Storage
1%

Nuclear

Coal

Gas

Total GWh: 53,617

Total MW: 13,600

... which experience higher prices during periods of high demand.

Power’s assets are located in attractive markets near load
centers …

Current plant locations,

site expansion capability

Bethlehem Energy Center

(Albany)

New Haven

Bergen

Kearny

Essex

Sewaren

Edison

Linden

Mercer

Burlington

National Park

Hudson

Conemaugh

Keystone

Bridgeport

Peach Bottom

Hope Creek

Salem

System Interface

-
-
-

| | | |
|---|---|---|
| | | |
| | | |

- 
-

$490

$700 - $750

2007 – 2010
Total

($ million)

2010

Mercer

2010

Hudson Unit
2

Completion
Date

Environmental Capital Requirements

Emissions Control Technology Projects

- NOx control – SCR

- SO2 control – Scrubber

- Hg and particulate matter control -
  Baghouse

Hudson Unit 2 (608 MW)

NOx control – SCR installation complete

SO2 control – Scrubbers

Hg and particulate matter control –
Baghouse

Mercer (648 MW) – Units 1&2

Our environmental strategy…

… will help preserve the availability of our fossil fleet.

Power’s New Jersey coal units are
mid-merit, with capacity factors
averaging 50% to 60%

As markets tighten, increased
production is anticipated

$20

$30

$40

$50

$60

$70

2002

2003

2004

2005

2006

2007

Est

2008

Fwd

2009

Fwd

$0

$3

$6

$9

$12

$/mmbtu

$/MWh

… unaffected by short-term volatility.

(1)

Central Appalachian coal

(2)

Forward prices as of August 20, 2007

Long-term market prices …

Electricity

(left scale)

Coal(1)

(right
scale)

Natural Gas Henry Hub

(right scale)

(2)

(2)

(2)

| | | | | | | |
|---|---|---|---|---|---|---|
| | | | | | | |
| | | | | | | |
| | | | | | | |
| | | | | | | |

| | |
|---|---|
| | |
| | |
| | |
| | |

2007- 2009 Capacity Auction Results

N/A

N/A

$111.92

$29.53

$180.58

$210.11

$5.29

$143.51

$148.80

2008/
2009

2008/
2009

2008/
2009

2007/
2008

2007/
2008

2007/
2008

($/MW-day)

N/A

N/A

$40.80

Rest of Pool

$48.38

$140.16

$188.54

Southwest MAAC

$20.16

$177.51

$197.67

Eastern MAAC

CTR Value*

Load Price

Unit Price

Auctions scheduled in the next six months provide transition through the 2010-2011 delivery year.

Future auction pricing to be influenced by increase in number of zones (2010 – 2011 delivery year), load growth, avoided cost for units, and capacity available (unit capability, retirements, new build).

* CTR Value: Capacity Transfer Rights
Allocated to Load Serving Entities (LSE) in constrained zones to provide them with access to supply from outside the zone

PJM released results on July 13 from its second capacity auction under the Reliability
Pricing Model (RPM) for the 2008-2009 delivery year.

May 2008

2011 –  2012

January 2008

2010 – 2011

Annual base auction in May of each subsequent year

October 2007

2009 – 2010

Auction Date

Planning Year

(6/1 to 5/31)

RPM Capacity Auction – Transparent Pricing Model

Capacity Position

* Delivery year runs from June 1 – May 31

Only a portion of PSEG Power’s capacity was open to realize prices in the recent PJM-RPM auctions.  Increasing amounts are open to realize prices in future years.

A significant percent of Power’s capacity was contracted as part of

New Jersey’s 3-year BGS* auction (Power currently serving 11 tranches from the 2005 auction, 20 tranches from 2006 and 19 tranches from 2007), as well as other contracting activity.

The balance of Power’s PJM capacity has obtained price certainty through May 31, 2009 from the first two RPM auctions.

All of Power’s New England capacity has obtained price certainty through May 31, 2010 as a result of the fixed price nature of the transitional FCM auction.

Existing capacity hedges support our forecast year-over-year improvement in capacity margin for 2007 of $125 - $175 million with similar improvement in 2008.

GWh

| | | | | |
|---|---|---|---|---|
| | | | | |

… while preserving market growth opportunities.

Power’s hedging strategy aims to balance stable
earnings …

~10%

~50%

~100%

~100%

Percent of Power’s coal and nuclear energy output
hedged (total portfolio)*

2010

2009

2008

2007

*As of August 2007

PJM RTC GWh

-

1,000

2,000

3,000

4,000

5,000

6,000

2007

2007

2007

2007

2007

2007

2007

2007

2007

2007

2007

2007

2008

2008

2008

2008

2008

2008

2008

2008

2008

2008

2008

2008

2009

2009

2009

2009

2009

2009

2009

2009

2009

2009

2009

2009

2010

2010

2010

2010

2010

2010

2010

2010

2010

2010

2010

2010

Nuclear / Pumped Storage

Coal

CC

Steam / CT

Existing Load + Hedges + Future BGS

Existing Load + Hedges

Existing Hedges

2007

2008

2009

2010

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Year

Nuclear and Coal output

Contracted sales

… is aligned with its low-cost generating output and our
hedging strategies.

Power has contracted for 100% of its nuclear uranium fuel through 2011 and approximately 90% of its coal needs through 2009.

Coal and Nuclear Fuel

Power’s hedging of coal and nuclear fuel …

Coal and Nuclear Output

-

10,000

20,000

30,000

40,000

50,000

2007

2008

2009

2010

Year

Coal

Uranium

Contracted sales

2003 Auction

2004 Auction

2005 Auction

2006 Auction

2007 Auction

Capacity

Load shape

Transmission

Congestion

Ancillary services

Risk premium

Full Requirements

Round the Clock
PJM West
Forward Energy
Price

$33 - $34

$36 - $37

$55

$55

$66

$44 - $46

~ $21

~ $18

~ $21

$102

$67 - $70

~ $32

Increase in Full Requirements Component Due to:

Increased Congestion (East/West Basis)

Increase in Capacity Markets/RPM

Volatility in Market Increases Risk Premium

$99

~ $41

$58-$60

Market Perspective – BGS Auction Results

… has enabled successful participation in each BGS auction.

Power’s fleet diversity and location ...

$0

$10

$20

$30

$40

$50

$60

$70

2005

2006

2007 Est

2008 Est

2009 Est

… are expected to drive significant increases in Power’s
gross margin.

Operational improvements and recontracting in
current markets …

Realized Gross Margin ($/MWh)

Energy

Capacity

(Energy prices based on recent forward markets;

Illustrative capacity prices based on recent market for 2007/2008 in all years)

Items excluded from Net Income to reconcile to Operating Earnings

Please see Slide 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.

$ Millions (except EPS)

2007

2006

2007

2006

2007

2006

2007

2006

Merger related Costs:

       PSE&G

-

$

(1)

$

-

$

(1)

$

       Power

-

(1)

-

(2)

       Enterprise

-

(1)

-

(5)

            Total Merger Related Costs

-

$

(3)

$

-

$

(8)

$

-

$

(0.01)

$

-

$

(0.03)

$

Loss on sale of RGE (Holdings)

-

$

(177)

$

-

$

(177)

$

-

$

(0.70)

$

-

$

(0.70)

$

Discontinued Operations:

      Power - Lawrenceburg

(3)

$

(8)

$

(9)

$

(17)

$

(0.02)

$

(0.03)

$

(0.04)

$

(0.07)

$

      Holdings:

           Elcho and Skawina

-

$

223

$

-

$

227

$

           Electroandes

(15)

2

(14)

5

                Total Holdings

(15)

$

225

$

(14)

$

232

$

(0.05)

$

0.89

$

(0.05)

$

0.92

$

                Total Discontinued Operations

(18)

$

217

$

(23)

$

215

$

(0.07)

$

0.86

$

(0.09)

$

0.85

$

Quarter Ended June 30,

Six Months Ended June 30,

Impact to PSEG EPS

Quarter Ended June 30,

Six Months Ended June 30,